UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2012

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.

(Address of principal executive officers)

75201

(Zip Code)

214-932-6600

(Registrant’s telephone number,

including area code)

N/A

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 18, 2012, Texas Capital Bancshares, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement) with Deutsche Bank Securities Inc., U.S. Bancorp Investments, Inc., Macquarie Capital (USA) Inc. and the other several underwriters named in Schedule I to the Underwriting Agreement (together, the “Underwriters”) in connection with the offer, issuance and sale of $100,000,000 of the Company’s Subordinated Notes due 2042 (the “Notes”) at par, plus accrued interest from the date of issuance. Pursuant to the Underwriting Agreement, the Underwriters exercised an option on September 20, 2012 to purchase an additional $11,000,000 of Notes solely to cover over-allotments. The closing of the offering occurred on September 21, 2012.

The Notes were issued in the form filed as Exhibit 4.2 of this Report, pursuant to an Indenture, dated September 21, 2012 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

The Notes are unsecured, subordinated debt obligations of the Company and will mature on September 21, 2042. The Notes bear interest at the rate of 6.50% per annum, payable quarterly, on March 21, June 21, September 21 and December 21 of each year, commencing on December 21, 2012. The Notes are subordinated, to the extent and in the manner set forth in the Indenture, to the prior payment in full of the Company’s Senior Indebtedness (as defined).

The Notes are redeemable in whole at any time or in part from time to time on September 21, 2017, or on any Interest Payment Date thereafter at a redemption price equal to 100% of the principal amount, plus accrued and unpaid interest, to the date of redemption.

The Underwriting Agreement contains customary representations, warranties and covenants that are valid as between the parties and as of the date of entering into such Underwriting Agreement, and are not factual information to investors about the Company.

The Underwriters may perform investment banking, commercial banking, advisory or other services for the Company from time to time for which they will receive customary fees and expenses.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 1.1

The above descriptions of the Indenture and the Notes are qualified in their entirety by reference to the full text of the Indenture and the Notes. Copies of the Indenture and the form of Note are incorporated herein by reference and are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2.

Item 8.01.	Other Events

On September 18, 2012, the Company filed with the Securities and Exchange Commission a prospectus supplement related to the offering, dated September 18, 2012 (the “Prospectus Supplement”), to the base prospectus contained in the Company’s effective registration statement on Form S-3 (File No. 333-181471) (the “Registration Statement”). Exhibits 1.1, 5.1 and 23.1 attached to this Current Report on Form 8-K are incorporated by reference in their entirety into the Prospectus Supplement and Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated September 18, 2012, between the Company, Deutsche Bank Securities Inc., U.S. Bancorp Investments, Inc. and Macquarie Capital (USA) Inc.

4.1	Indenture, dated September 21, 2012, between Texas Capital Bancshares, Inc. and U.S. Bank National Association, as Trustee

4.2	Form of the Company’s Subordinated Notes due 2042

5.1	Opinion of Winstead PC regarding the validity of the Notes

23.1	Consent of Winstead PC (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2012	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated September 18, 2012, between the Company, Deutsche Bank Securities Inc., U.S. Bancorp Investments, Inc. and Macquarie Capital (USA) Inc.

4.1	Indenture, dated September 20, 2012, between Texas Capital Bancshares, Inc. and U.S. Bank Corporation, as Trustee

4.2	Form of the Company’s Subordinated Notes due 2042

5.1	Opinion of Winstead PC regarding the validity of the Notes